SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 25, 2002

                          Level 3 Communications, Inc.
             (Exact name of Registrant as specified in its charter)

Delaware                                                              47-0210602
(State or other jurisdiction of                                 (I.R.S. Employer
incorporation or organization)                               Identification No.)

1025 Eldorado Blvd., Broomfield, Colorado                                  80021
(Address of principal executive offices)                              (Zip code)

                                  720-888-1000
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)

Item 7.  Financial Statements and Exhibits

(a)      Financial Statements of business acquired

                  None

(b)      Pro forma financial information

                  None

(c)      Exhibits

     99.1 Press Release dated February 25, 2002, relating to execution of definitive agreement to acquire CorpSoft, Inc.

     99.2 Press Release dated February 25, 2002, relating to updated financial information.

Item 9.  Regulation FD Disclosure

     On February 25, 2002, Level 3 Communications, Inc. ("Level 3") issued a press release relating to the execution of a definitive agreement to acquire CorpSoft, Inc. This press release is filed as Exhibit 99.1 to this Current Report and incorporated by reference as if set forth in full. In addition, on February 25, 2002, Level 3 issued a press release relating to updated financial information. This press release is filed as Exhibit 99.2 to this Current Report and incorporated by reference as if set forth in full. The furnishing of this information shall not be deemed an admission as to the materiality of the information included in this Current Report. This information is not filed but is furnished pursuant to Regulation FD.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     Level 3 Communications, Inc.



February 25, 2002                    By:    /s/ Neil J. Eckstein
Date                                     Neil J. Eckstein, Vice President